ДОГОВОР ЗА ПРЕДОСТВЯНЕ НА УСЛУГА ВИРТУАЛЕН ОФИС

Днес, 10/07/2018, в гр. София, между:

А. „Пъзл Офис БГ" ЕООД, ЕИК 202201438, ДДС номер BG202201438, със седалище и адрес на управление гр. София, бул. Черни връх 47А, ет.4 и 5, представлявано от Петя Липева, Email: coworking@puzl.com, наричано по-долу **НАЕМОДАТЕЛ**, от една страна,

и

Б. Сергей Федиунин, ЕГН 0971701540145, ДДС номер, с адрес на регистрация гр. Chisinau, Str. D. Caraciobanu 19, Email: central@omzion.net, наричано по-долу **НАЕМАТЕЛ**, от друга страна

се сключи настоящия договор:

I. Предмет на договора

1.1. НАЕМОДАТЕЛЯТ предоставя на НАЕМАТЕЛЯ при условията и сроковете на настоящия договор, правото за временно ползване на работно място /работни места/ в „Puzl CowOrKing" с адрес: София 1407, бул."Черни Връх" 47А, етаж 5.

Наетото работно място е 1 работно място от типа на Virtual Desk, като страните приемат, че броят и/или типа на наетия обект могат да бъдат променяни при отправено искане от НАЕМАТЕЛЯ, когато НАЕМОДАТЕЛЯТ е в състояние да го удовлетвори. За всяка промяна на броя и/или типа на наетия обект се изисква писмено искане от НАЕМАТЕЛЯ, изпратено на имейла на НАЕМОДАТЕЛЯ, посочен по-горе. Условията за промяната относно срокове, цени и др., и приемането им от НАЕМАТЕЛЯ ще се считат за валидни и обвързващи страните, когато волеизявленията им са разменени по електронен път на посочените по горе имейли.

1.2. Наетият обект ще се използва от НАЕМАТЕЛЯ само за офис.

II. Размер и начин на заплащане на наемната цена

2.1. НАЕМАТЕЛЯТ се задължава да заплаща на НАЕМОДАТЕЛЯ месечна наемна цена в размер на 85 /осемдесет и пет/ лева включително ДДС.

2.2. Наемната цена по точка 2.1. е за 1 /един/ броя работни места от типа, описан в Предмета на договора. При промяна на броя и/или типа на работните места,

AGREEMENT FOR A VIRTUAL OFFICE SERVICE

On this day, 10/07/2018, in the city of Sofia, between:

A. „Puzl Office BG" EOOD, UIC BG202201438, VAT number BG202201438, having headquarters and address of management in the city of Sofia, 47A Cherni vrah blvd., fl.4 and 5, represented by Petya Lipeva, Email: coworking@puzl.com hereinafter referred to as the LESSOR on one side

and:

B. Serghei Fediunin, UIC 0971701540145, address of registration Chisinau, Str. D. Caraciobanu 19, Email: central@omzion.net, hereinafter referred to as the LESSEE, on the other side

The following contract has been concluded:

I. Subject of the Contract

1.1. The LESSOR grants to the LESSEE under the terms and conditions hereby agreed the right for temporary use of workplace within the "Puzl CowOrKing" with address: Floor 4,5, Blv. Cherni Vrah 47A, 1407, Sofia.

The rented workplace is 1 работно място от типа Virtual Desk, and the parties agree that the number and/or type of the leased object could be changed at the request of the LESSEE if the LESSOR is in a position to satisfy it. Any change in the number and/or type of the leased object requires a written request from the LESSOR sent to the LESSOR's email as written above. The terms for the change regarding terms, prices, etc., and their acceptance by the LESSEE will be considered valid and binding the parties when their wills are exchanged electronically on the emails mentioned above.

1.2. The leased object will be used by the TENANT as an office only.

II. Rate and Terms and Conditions of Payment of the Rental Price

2.1. The LESSEE is obliged to pay to the LESSOR a monthly rental price at the amount of 85 /eighty five/ BGN including VAT.

2.2. The rental price described in point 2.1 is for 1 /one/ workplaces of the type described in the Subject of the contract. In case of changing the number and / or type of the

наемната цена се променя, за което страните следва да се договорят чрез електронни съобщения.

workplaces, the rental price changes, for which the parties have to agree by electronic correspondence.

2.3. В наемната цена по точка 2.1. е включено:
а. ползване адреса на офиса за адрес по регистрация на дружеството на НАЕМАТЕЛЯ и/или като адрес за кореспонденция.
б. препращане на физическа кореспонденция към имейл на НАЕМАТЕЛЯ – до 5 писма месечно;

2.3. Included in the rental price agreed in point 2.1. is:
a. using the address of the office as a registration address of the company of the LESSEE and/or as address for correspondence.
b. forwarding of physical mails to the email of the LESEE – up to 5 mails per month.

2.4. Наемът за текущия месец се дължи до 1-во /първо/ число на същия месец под формата на предплащане за месеца. В случай, че този ден е официален почивен ден, наемът се дължи на следващия тази дата работен ден.

2.4. The rent for the current month is due by the 1st /first/ day of the same month as a prepayment for the month ahead. In case that this day is a public holiday, the rent is due on the first working day after that date.

2.5. НАЕМАТЕЛЯТ заплаща наема по банков път по следната сметка на НАЕМОДАТЕЛЯ:
Банка: СЖ Експресбанк
BIC: TTBBBG22
IBAN: BG83TTBB94001527163594

2.5. The LESSEE pays the rent by bank transfer to the following account of the LESSOR:
Bank: SG Expressbank
BIC: TTBBBG22
IBAN: BG83TTBB94001527163594

2.6. При забавяне на плащането, НАЕМАТЕЛЯТ дължи неустойка за забава в размер на 0.5 % от дължимата сума за всеки просрочен ден.

2.6. In case of delay of the payment the LESSEE owes a penalty at the rate of 0.5% of the due sum for every day of delay.

2.7. При подписване на договора, НАЕМАТЕЛЯТ внася като депозит сума, равна на определената в точка 2.1. наемна цена за 1 /един/ месец. Депозитът се предава на НАЕМОДАТЕЛЯ за целия срок на действие на договора. При прекратяване на договора депозитът се прихваща срещу съществуващи към този момент задължения на НАЕМОДАТЕЛЯ, а при липса на такива му се възстановява. Депозитът се възстановява по банкова сметка на НАЕМАТЕЛЯ в срок от 10 /десет/ работни дни след като същият представи необходимите документи, доказващи, че е изпълнил всички свои задължения по този договор към НАЕМОДАТЕЛЯ, включително че е платил дължимите суми за наеми, за възникнали повреди, и др. Ако стойността на нанесените повреди на имота е по-висока от стойността на депозита, то НАЕМАТЕЛЯТ дължи разликата, която трябва да бъде платена в 10 /десет/ дневен срок от приключване на този договор.

2.7. At the moment of the signing of the contract, the LESSEE makes a deposit at the amount of the agreed upon point 2.1. rental price for 1 /one/ month. The deposit is delivered to the LESSOR for the entire term of this Agreement.
Upon termination of the Agreement, the deposit will be offset against the LESSEE's existing obligations at that time, and in case of absence of such, it will be refunded to the LESEE. The deposit shall be repaid into the bank account of the LESSEE within a period of 10 /ten/ working days after the LESSEE presents all the necessary documents proving that he has fulfilled all his obligations vis-à-vis the LESSOR according to this Agreement, including payment of owed rental prices, incurred damages, etc. If the amount of damages made to the property is higher than the deposit then the LESSEE is liable for those incurred costs, which will have to be paid a maximum of 10 /ten/ working days after the termination of this Agreement.

2.8. При увеличаване на наемната цена НАЕМАТЕЛЯТ се задължава да доплати на НАЕМОДАТЯ депозит в размер на разликата между старата и новата цена, в срок до 5 дни от промяната. При намаляване на наемната цена НАЕМОДАТЕЛЯТ ще приспадне от текущите задължения на НАЕМАТЕЛЯ за наем част от внесения от НАЕМАТЕЛЯ депозит, равняваща се на разликата между старата и новата цена.

2.8. Upon increasing of the rental price, the LESSEE is obliged to pay additionally to the LEASR a deposit equal to the difference between the old and the new price, within 5 days of the change. In case of decreasing of the rental price, the LESSOR shall deduct from the current liabilities of the LESSEE for rent a part of the deposit paid by the LESSEE equal to the difference between the old and the new price.

III. Срок на договора. Прекратяване. Предаване на имота

3.1. Този Договор влиза в сила от 10 юли 2018.

3.2 Този Договор се сключва за срок от 12 /дванадесет/ месеца.

3.3 Този Договор се подновява автоматично на всеки 12 /дванадесет/ месеца.

3.4. В случай на забава на плащане от НАЕМАТЕЛЯ с повече от 15 /петнадесет/ дни, или в случай на нарушение посочено в точка 6.5. от договора, НАЕМОДАТЕЛЯТ има право да прекрати едностранно този договор.

3.5. НАЕМОДАТЕЛЯТ има право да прекрати едностранно Договора с писмено предизвестие до НАЕМАТЕЛЯ със срок от 2 /два/ месеца.

3.6. НАЕМАТЕЛЯТ има право да прекрати едностранно Договора за Наем с писмено предизвестие до НАЕМОДАТЕЛЯ със срок от 1 /един/ календарен месец ако броят наети работни места е по-малък от 8 /осем/.

Например, НАЕМАТЕЛЯТ следва да отправи до НАЕМОДАТЕЛЯ предизвестие за прекратяване по тази точка преди последния ден от месец март за да бъде датата за ефективно прекратяване 30-ти Април.

3.7. НАЕМАТЕЛЯТ има право да прекрати едностранно договора без предизвестие ако НАЕМОДАТЕЛЯТ не изпълнява задълженията си по точка 4.1.

3.9. В случай, че НАЕМАТЕЛЯТ е регистрирал дружеството си на адреса на „Puzl CowOrKing", то при прекратяване на този договор влиза в сила една от посочените по-долу две хипотези:

3.9.1. НАЕМАТЕЛЯТ се задължава да промени адреса по регистрация на дружеството си в едномесечен срок от прекратяване на договора

или

3.9.2. НАЕМАТЕЛЯТ се задължава да заплаща на НАЕМОДАТЕЛЯ месечна такса за ползване на адреса му в размер на 80.00 /осемдесет/ лв без ДДС, срещу което НАЕМОДАТЕЛЯТ се задължава да уведомява НАЕМАТЕЛЯ за всяка една кореспонденция, отправена до НАЕМАТЕЛЯ, която е получена на адреса на „Puzl CowOrKing".

III. Term of the Agreement. Termination. Delivery of the Real Estate

3.1. This Agreement enters into force as of 10 July 2018.

3.2 This Agreement is concluded for a period of 12 /twelve/ months.

3.3 This Agreement is automatically renewed every 12 /twelve/ months.

3.4. In case of a delay of the payment of the LESSEE by more than 15 /fifteen/ days, or in case of a breach set forth in point 6.5. of the Agreement, the LESSOR has the right to terminate unilaterally this agreement.

3.5. The LESSOR has the right to terminate unilaterally the Agreement with a 2 /two/ months advance notice in writing to the LESSEE.

3.6. The LESSEE has the right to terminate unilaterally the Lease Agreement with a 1 /one/ calendar month advance notice in writing to the LESSOR if the number of the leased workplaces is less than 8 /eight/.

As an example, the LESSEE should give to the LESSOR the notice for termination by this point before the last day of March for the effective date of termination to be on April 30th.

3.7. The LESSEE has the right to terminate unilaterally the Lease Agreement without an advance notice if the LESSOR doesn't fulfil his obligations under point 4.1.

3.9. In case that the LESSEE has registered his company at the address of "Puzl CowOrKing", upon termination of this Agreement one of the following two hypotheses will come into force:

3.9.1. THE LESSEE undertakes to change the address of the company's registration within one month of termination of the contract

or

3.9.2. The LESSEE undertakes to pay to the LESSOR a monthly fee for use of his address at the amount of BGN 80.00 /eighty/ excluding VAT, against which the LESSOR undertakes to inform the LESSEE about any correspondence addressed to the LESSEE which is received at the address of "Puzl CowOrKing".

IV. Допълнителни разпоредби

4.1. Измененията на клаузите по този Договор се извършват с допълнителни писмени споразумения, подписани от двете страни или от надлежно упълномощени техни представители. Промени относно наетия обект по т.1.1. и на съответната наемна цена, както и прекратяването на този договор, могат да бъдат извършвани чрез електронна кореспонденция между страните.

IV. Additional Clauses

4.1. All alterations to this Agreement shall be made by additional written agreements signed by both parties, or by their duly authorised representatives.

Alterations regarding the leased object under p.1.1. and regarding the corresponding rental price, as well as the termination of this Agreement, may be effected by electronic correspondence between the parties.

4.2. Страните се съгласяват съдържанието на този договор да бъде считано за строго конфиденциално и да не бъде разкривано пред трети лица без изричното писмено съгласие на другата страна.

4.2. The parties agree that the content of this Agreement shall be considered strictly confidential and shall not be disclosed to third parties by any of the parties without the explicit written consent of the other party.

8.8. Всяка кореспонденция между страните ще се счита за валидна, ако е изпратена на посочените по – горе адреси и средства за комуникация. При тяхната промяна, страната, за която това се отнася е длъжна да уведоми незабавно другата страна. При неизпълнение на това задължение всяка кореспонденция или съобщение между страните ще се счита за валидно връчена и извършена на посочените по–горе адреси и средства за комуникация.

8.8. All correspondence between the parties shall be considered valid if sent to the above-mentioned email addresses. In case of a change of email address, the party concerned shall immediately notify the other party. If the party does not fulfil this obligation, the correspondence between the two parties shall be considered sent and received, if sent to the above-mentioned addresses.

За неуредените в този договор случаи се прилагат разпоредбите на българското законодателство.

The provisions of Bulgarian law are applicable to the cases, which are not explicitly dealt with in this Agreement.

Настоящият договор се изготви в два еднообразни екземпляра по един за всяка от страните. В случай на несъответствие между английската и българската версия на текста ще има предимство българският текст.

The present Agreement has been concluded in two identical copies – one for each of the parties. In the event of discrepancies between the English and the Bulgarian version of the text, Bulgarian shall prevail.

НАЕМОДАТЕЛ / LESSOR:

....

/ име / name /

....

/ подпис / signature /

НАЕМАТЕЛ / LESSEE:

Serghei Fedunin

/ име / name /

....

/ подпис / signature /